Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 6, dated April 17, 2013,
to
Prospectus, dated August 17, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America (the “Company,” “our,” “us” or “we”) dated August 17, 2012 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Increase in Public Offering Price

On April 3, 2013, our board of directors approved an increase to our public offering price from $10.90 per share to $11.00 per share. This increase will become effective with the semi-monthly closing scheduled to occur on or about April 16, 2013. This public offering price increase is consistent with our pricing policy, which ensures that our net offering price is not less than our NAV per share.

Increase in Annualized Distribution

On April 3, 2013, our board of directors approved an increase to our annualized distribution, in order to sustain a 7.75% annualized distribution rate, based upon the increase to our public offering price. As previously announced, we intend to sustain an annualized distribution rate of 7.75% in relationship to our current public offering price with each subsequent public offering price increase, subject to approval by our board of directors.